IAI Investment Funds, VI, Inc.
                                                               File No. 33-40496



                        SUPPLEMENT DATED NOVEMBER 1, 1999
                     TO THE PROSPECTUS DATED AUGUST 1, 1999
                                       OF
                                IAI BALANCED FUND



     The following replaces the disclosure beginning on page 11 concerning the management of IAI Balanced Fund:

     The Fund is managed by a team of IAI investment professionals which is responsible for making the day-to-day investment decisions for the Fund. Larry Hill has responsibility for the Fund's investments in fixed income securities. Mr. Hill is IAI's Chief Fixed Income Officer and a member of the Board of Directors, and has served as a fixed income portfolio manager since joining IAI in 1984.

     The Fund's investments in domestic equity securities are managed by a team of investment professionals comprised of Keith Wirtz, David McDonald, Jeff Malet and Paul Roach. Mr. Wirtz joined IAI in March 1999 as President and Chief Investment Officer. Prior to joining IAI, Mr. Wirtz was Chief Investment Strategist for TradeStreet Investment Associates, Inc. from 1996 to 1999 and Senior Vice President and Chief Investment Officer for Bank of America from 1992 to 1996. Mr. McDonald, who joined IAI in 1994, is a Vice President and Senior Portfolio Manager. Mr. Malet joined IAI in January 1999 and is a Vice President and Senior Portfolio Manager. Before joining IAI, Mr. Malet was an equity analyst and associate portfolio manager with American Express Financial Advisors. Mr. Roach is an IAI Associate Vice President and Associate Portolio Manager. Prior to joining IAI in 1996, Mr. Roach worked in the personal trust department at Norwest Bank.

     Hilary Fane has responsibility for the Fund's investments in securities of foreign issues. Ms. Fane is IAI International's Chief Investment Officer and a member of its Board of Directors. Ms. Fane has served as a portfolio manager since joining IAI International in 1985.